Gary M. Crosby President & Chief Executive Officer Gregory W. Norwood Chief Financial Officer Third Quarter 2015 Earnings Highlights October 23, 2015

2 Any statements contained in this presentation regarding the outlook for FNFG’s business and markets, such as projections of future earnings performance, statements of FNFG’s plans and objectives, forecasts or market trends and other matters, are forward-looking statements based on FNFG’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, FNFG claims the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.   Certain factors could cause FNFG’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of FNFG’s 2014 Annual Report on Form 10-K under the heading “Risk Factors” and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Safe Harbor Statement

3 ▪ Net revenues decreased $3M QOQ ◦ Net interest income stable from prior quarter ◦ Net interest margin of 2.98%, in line with guidance ◦ Noninterest income decreased $3M or 4% QOQ on lower capital markets and wealth management revenue given market volatility ▪ Average loans increased 5% annualized QOQ ◦ Average commercial loans (C&I + CRE) increased 5% annualized QOQ; average C&I loans increased 10% QOQ ◦ Average consumer loans increased 4% annualized QOQ ▪ Noninterest expense of $245M declined $2M QOQ ◦ Salaries & benefits expense down 2% YOY and flat QOQ ◦ Decrease driven by lower marketing spend and FDIC expense ▪ Originated NCOs of 0.31% unchanged from prior quarter ◦ Originated Allowance ratio covered 3.6x 3Q15 originated NCOs ◦ Criticized loans declined 9% QOQ ▪ GAAP tax rate of 26% driven by benefits of tax credit investments ▪ Common Equity Tier 1 capital ratio under Basel III transitional approach was 8.52% 3Q15 Financial Results Income Statement ($ in millions, except per share data) 2Q15 3Q15 Net Interest Income $ 263.1 $ 263.5 Noninterest Income 86.6 83.4 Net Revenues 349.7 346.9 Noninterest Expense 247.9 245.4 Pre-tax, Pre-provision Income 101.8 101.5 Provision for Loan Losses 20.8 19.8 Pre-tax Income 81.1 81.7 Income Taxes 20.1 21.3 Net Operating Income $ 61.0 $ 60.5 Preferred stock dividend 7.5 7.5 Net Income Available to Common Stockholders $ 53.5 $ 52.9 Operating Earnings per Diluted Share $ 0.15 $ 0.15 GAAP Earnings per Diluted Share $ 0.15 $ 0.15 Key Ratios Net Interest Margin 3.02% 2.98% Return on Average Assets 0.63% 0.61% Pre-tax, pre-provision ROA 1.05% 1.03% Return on Average Tangible Common Equity 8.94% 8.72% Efficiency Ratio 70.9% 70.7% Common Equity Tier 1 Ratio (B3) 8.50% 8.52%

4 Residential Real Estate Home Equity Indirect Auto Credit Cards Total Consumer 60% 40% 20% 0% -20% -40% 1Q15 2Q15 3Q15 (3)% (1)% 1%4% 3% 5% 10% 9% 10% (4)% (9)% 3%2% 2% 4% ▪ C&I and Commercial Real Estate balances increased 5% QOQ ▪ Commercial growth was strongest in our Tri-State (43% annualized) and New England (11% annualized) markets ▪ Average CRE balances increased 1% QOQ as line draws and new construction originations were offset by portfolio paydowns ▪ The commercial pipeline remains consistent with seasonal trends ▪ HELOC balances increased for the 10th consecutive quarter ▪ Average Indirect auto loans increased $55M in 3Q15 ◦ New origination yields up 4 bps QOQ; $300M in new originations at 3.42% net yield; up 58 bps YOY ◦ Average FICO of 751 on new originations during the quarter, compared to 749 in 2Q15 Average Consumer Balance Growth Balance Sheet Summary | Loans ($ in millions; average balances) 3Q15 QOQ YOY Commercial Business (C&I) 5,972 10% 5% Commercial Real Estate (CRE) 8,277 1% 4% Total Commercial Loans 14,249 5% 4% Residential Real Estate 3,338 1% —% Home Equity 3,001 5% 5% Indirect Auto 2,293 10% 16% Credit Cards 306 3% (2)% Other Consumer 255 (8)% (11)% Total Consumer Loans 9,193 4% 5% Total Average Loans 23,442 5% 4% Business Real Estate Total Commercial 15% 12% 9% 6% 3% 0% 1Q15 2Q15 3Q15 —% 2% 10% 9% —% 1% 5% 1% 5% Average Commercial Balance Growth Note: Growth rates are annualized

5 Average Consumer Deposits ($B) Interest-bearing Checking Savings Money Market CDs Non Interest-bearing Deposits $8 $6 $4 $2 $0 1Q15 2Q15 3Q15 $3.9 $4.0 $4.0$3.4 $3.4 $3.4 $6.7 $6.8 $6.9 $2.6 $2.5 $2.4 $1.3 $1.4 $1.3 Average Transaction Deposits ($B) ▪ Average deposit balances increased 6% annualized QOQ ▪ Noninterest bearing deposits up 17% annualized QOQ due primarily to commercial customer balances; up 8% YOY ▪ 10% annualized increase in transactional deposits ◦ Transactional deposits were 38% of total deposits in 3Q15 (37% in 3Q14) ▪ 6% annualized increase in MMDA balances QOQ driven by 32% annualized increase in business balances; offset by typical seasonal declines in municipal balances ▪ CDs annualized QOQ increase of 5% driven primarily by brokered deposits Balance Sheet Summary | Deposits ($ in millions; average balances) 3Q15 QOQ YOY Non Interest-bearing Deposits 5,661 17% 8% Interest-bearing Checking 5,165 3% 7% Savings Accounts 3,427 (8)% (4)% Money Market Deposits 10,403 6% 5% CDs (incl brokered CDs) 3,962 5% —% Interest-bearing Deposits 22,957 3% 3% Total Deposits 28,618 6% 4% Note: Growth rates are annualized Noninterest-bearing Interest-bearing % of Total Deposits $12 $10 $8 $6 $4 $2 $0 60% 50% 40% 30% 20% 10% 0% 3Q14 4Q14 1Q15 2Q15 3Q15 $5.26 $5.49 $5.43 $5.43 $5.66 $4.82 $5.05 $5.00 $5.13 $5.17 37% 38% 38% 37% 38% $10.1 $10.5 $10.4 $10.6 $10.8

Net Interest Income & Margin Overview

- Net interest income (T/E) flat QOQ as lower earning asset yields offset benefit from additional day in the quarter; normalized 3Q15 NII up $2.2M QOQ
- Net interest income included a net $1.2M of benefits from certain unusual items in 3Q15 down from 2Q15 of $2.9M

	Net Interest Income (T/E)					Net Interest Margin				
($ in millions)	3Q14	4Q14	1Q15	2Q15	3Q15	3Q14	4Q14	1Q15	2Q15	3Q15
Quarter As Reported	**$278.2**	**$274.8**	**$267.8**	**$268.0**	**$268.5**	**3.21%**	**3.11%**	**3.07%**	**3.02%**	**2.98%**
Less: CLO pay-off discount recognition	($5.4)	($0.7)	-	($2.3)	($1.2)	(0.06)%	(0.01)%	-	(0.03)%	(0.01)%
Less: CMBS prepayment normalization	-	($0.5)	-	-	-	-	(0.01)%	-	-	-
Add: CMO Retro	$0.9	$1.0	-	$1.1	-	0.01%	0.01%	-	0.01%	-
Add: CRE prepayment penalties	$0.8	($1.2)	-	-	-	0.01%	(0.01)%	-	-	-
Less: Early Loan Payoffs	($0.7)	-	-	($1.7)	-	(0.01)%	-	-	(0.02)%	-
SUB-TOTAL	**($4.4)**	**($1.4)**	**-**	**($2.9)**	**($1.2)**	**(0.05)%**	**(0.02)%**	**-**	**(0.03)%**	**(0.01)%**
Quarter Normalized	**$273.8**	**$273.4**	**$267.8**	**$265.1**	**$267.3**	**3.16%**	**3.09%**	**3.07%**	**2.99%**	**2.97%**
Average Earning Assets	**$34,375**	**$35,033**	**$35,406**	**$35,574**	**$35,759**					

- NIM down 4 bps QOQ; GAAP NII flat QOQ as 2% annualized increase in average earning assets generally offset loan yield declines
- Average earnings asset yield of 3.38% down 4 bps QOQ
  - Loan yields down 9 bps QOQ to 3.64% as new origination yields continue to trend lower than those rolling off; C&I yields also impacted by anticipated decline in benefits from certain credit purchase accounting marks
  - Indirect auto origination yields increased 4 bps QOQ and 58 bps YOY
  - Yield on investment securities up 7 bps QOQ to 2.92% due to lower RMBS premium amortization and favorable CMBS yields
- Interest-bearing deposit costs remained flat at 0.29% QOQ

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Credit Quality - Originated Portfolio

($ in millions)	3Q14	2Q15	3Q15
Net Charge-offs	$12.5	$15.5	$15.5
NCOs / Average Loans	0.27%	0.31%	0.31%
Provision for loan losses	$15.1	$19.5	$20.7
Allowance - Originated	$218	$228	$233
Allowance / Loans - Originated	1.16%	1.15%	1.13%
Nonperforming Originated Loans	$171	$181	$186
NPLs / Loans - Originated	0.91%	0.91%	0.90%
Total Originated Loans	$18,842	$19,930	$20,592
Criticized[1]	$822	$738	$685
Criticized as a % of Total Originated Loans	4.4%	3.7%	3.3%
Classified[2]	$470	$456	$450
Classified as a % of Total Originated Loans	2.5%	2.3%	2.2%

- Originated net charge-offs equaled 31 bps in 3Q15; flat to prior quarter
- Originated provision up modestly QOQ to $20.7M
  - Provision exceeded net charge-offs by $5M supporting $0.7B increase in originated loan balances
- Originated allowance to originated loans of 1.13%, equal to 3.6x 3Q15 NCOs
- Originated NPLs were 0.90% of originated loans; consistent with 0.91% in the prior quarter
- Originated criticized loans decreased 7% QOQ to $685M due primarily to upgrades and pay-downs
- Originated classified loans decreased $7M QOQ and $20M YOY
- Originated criticized and classified loans to originated loans decreased 104 bps and 31 bps, respectively, from 3Q14

Note: Originated loans represent loans excluding acquired loans (i.e., loans originated under First Niagara ownership)
1. Loans classified as special mention, substandard or doubtful
2. Loans classified as substandard or doubtful

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8 Credit Quality - Acquired Portfolio ▪ Provision of negative $1.4M driven by pay-downs in acquired loan balances ▪ Acquired criticized loans decreased 14% ▪ Credit mark equals 2.0% of remaining $3.1B acquired book ▪ Reclassified ~$11M of credit marks into accretable yield in 3Q15 Note: Acquired loans before associated credit discount. Refer to the period end balance sheet in our 3Q15 press release tables for a reconciliation to total loans and leases ($ in millions) NCC HNBC NAL HSBC Acquired NCC HNBC NAL HSBC Acquired Provision for loan losses $ — $ 0.9 $ — $ — $ 0.9 $ — $ (1.3) $ — $ (0.1) $ (1.4) Net charge-offs 0.1 0.5 — — 0.5 — 0.6 — 0.1 0.6 NCOs / avg loans 0.06% 0.08% Nonperforming loans 1.5 8.6 7.9 8.5 26.6 0.9 8.2 8.6 7.7 25.4 Total loans 196 713 1,856 753 3,518 178 595 1,680 685 3,139 Allowance 1.4 5.4 — 0.6 7.3 1.4 3.5 — 0.5 5.3 Credit discount on Acq loans $ 1.5 $ 10.6 $ 49.6 $ 17.1 $ 78.8 $ 1.0 $ 6.4 $ 43.1 $ 13.4 $ 63.9 Credit discount / Acq loans 0.8% 1.5% 2.7% 2.3% 2.2% 0.6% 1.1% 2.6% 1.9% 2.0% Criticized $ 15.0 $ 46.9 $ 109.2 $ 30.1 $ 201.2 $ 33.9 $ 39.9 $ 77.2 $ 22.3 $ 173.4 Classified 12.1 41.9 56.8 24.9 135.7 31.9 34.8 55.4 20.1 142.2 Accruing 90+ days delinquent $ 6.8 $ 21.6 $ 37.6 $ 10.1 $ 76.1 $ 5.0 $ 15.5 $ 36.6 $ 9.2 $ 66.3 2Q15 3Q15

9 ▪ GAAP noninterest income declined $3M or 4% QOQ ▪ Adjusted noninterest income (excl tax credit amort) declined $4M QOQ, or 5% ◦ Deposit service charges increased $0.7M or 3% QOQ due to seasonality ◦ Insurance commissions increased $1.2M or 7% driven by seasonal strength in renewal activity during the quarter ◦ Merchant & Card fees increased 1% QOQ due to higher debit card interchange revenue ◦ Wealth management decreased 7% attributable to market volatility ◦ Capital markets decreased $2.7M QOQ due to market volatility ◦ Mortgage banking income decreased $0.7M due to lower locked volumes Noninterest Income Overview ($ in millions) 2Q15 3Q15 QOQ Change Deposit Service Charges $ 22.2 $ 22.9 $ 0.7 Insurance Commissions 17.1 18.3 1.2 Merchant and Card Fees 13.3 13.4 0.1 Wealth Management Services 15.7 14.6 (1.1) Mortgage Banking 5.8 5.1 (0.7) Capital Markets Income 5.3 2.6 (2.7) Lending and Leasing 4.0 4.5 0.5 Bank Owned Life Insurance 3.2 2.8 (0.3) Other Income* 3.1 1.2 (1.9) Adjusted Noninterest Income* $ 89.7 $ 85.3 $ (4.3) Tax Credit Amortization (3.1) (1.9) 1.2 GAAP Noninterest Income $ 86.6 $ 83.4 $ (3.2) *Excludes $1.9M impact of tax credit amortization in 3Q15 and $3.1M in 2Q15; Operating results represent a non-GAAP measure. Refer to the Appendix for further information

10 ▪ Operating expenses as a percentage of average loans and deposits down modestly to 1.89%, compared to 1.93% in 2Q15 ▪ Salaries and benefits expense consistent with prior quarter; on a YOY basis, S&B down 2% driven by a 6% decrease in FTEs ▪ Occupancy expenses decline reflects lower building maintenance expenses ▪ Tech and comm expenses higher QOQ driven primarily by higher software and depreciation costs ▪ Marketing expense down $2M QOQ consistent with seasonal trends ▪ Professional services increased $2M reflecting vendor & other consulting costs Noninterest Expense ($ in millions) 2Q15 3Q15 QOQ Change Salaries and Employee Benefits $ 113.6 $ 113.8 $ 0.2 Occupancy and Equipment 26.0 25.5 (0.5) Technology and Communication 36.5 38.3 1.8 Marketing 10.3 8.4 (1.9) Professional Services 16.3 18.1 1.7 Amortization of Intangibles 5.1 4.0 (1.1) FDIC Premiums 11.8 10.0 (1.7) Other Expense 28.4 27.3 (1.1) GAAP Noninterest Expense $ 247.9 $ 245.4 $ (2.5)

4Q15 Outlook *(as of October 23, 2015)*

Metric	Street Median[1]	Management Commentary
Net Interest Margin (T/E)	2.95%	Consistent with Street 4Q expectations
Average Earning Assets	$36.2B	Low-single digit annualized increase from 3Q levels
Noninterest Income	$88M	Expect low-single digit decline from 3Q levels
Operating Expense	$247M	Consistent with Street 4Q expectations
Provision	$22M	Originated NCO outlook expected to track 3Q
Taxes	N/A	~26% including tax credits
Earnings per Share	$0.15	Consistent with Street 4Q expectations

1. Based on the computed median of all 17 analyst models where available and SNL Financial; 4Q15 expectations as of October 23, 2015

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Appendix

13 Commercial Assets2 to Total Deposits Investment Security Mix (Book Value $12.0B) Agency RMBS: 63.7%CMBS: 9.9% CLO: 9.3% ABS: 3.3% Corporates: 7.1% Muni: 3.3% US Gov't: 2.7% Other: 0.2% UST: 0.5% FNFG Peer Median 80% 75% 70% 65% 60% 55% 50% 45% 40% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 62% 63% 64% 63% 63% 63% 62% 63% 62% 61% Investment Securities1 1. Excludes Federal Home Loan Bank and Federal Reserve Bank stock 2. Commercial assets include C&I and CRE loans plus CLO, CMBS, corporates and commercial ABS at amortized cost Traditional Portfolio $8.4B; 70% Credit Securities $3.5B; 30% Portfolio Stats 2Q15 3Q15 Market Value $12.0B $12.1B Yield 2.84% 2.82% Average Rating AA AA Remaining RMBS Purchase Premium $82M $80M Remaining Premium as a % of RMBS Portfolio 1.1% 1.1% Total Portfolio Duration 3.4 years 3.3 years AFS Portfolio Duration 2.7 years 2.5 years QOQ Change in after-tax AOCI ($31M) ($8M) Quarterly Purchases 2Q15 3Q15 Total $845M $762M Yield 2.8% 2.4% Average Rating AA AA+ Risk Profile Consistent with Peers

14 Strong Asset Quality Originated NPL to Loans by Loan Category1 Originated NCO to Loans by Loan Category1 CRE C&I RRE Home Equity Indirect Auto 2.00% 1.50% 1.00% 0.50% 0.00% 3Q14 4Q14 1Q15 2Q15 3Q15 0.81% 0.73%0.77% 0.77% 1.49% 1.42%1.38% 1.65% 0.58% 0.59% 1. Excludes acquired loans that are marked to market at acquisition CRE C&I RRE Home Equity Indirect Auto Credit Card 4.40% 3.60% 2.80% 2.00% 1.20% 0.40% -0.40% 3Q14 4Q14 1Q15 2Q15 3Q15 0.31% 0.14% 0.25% 0.44% 0.04% 0.04% 0.17% 0.14% 0.24% 0.30% 3.32% 2.90%

15 Strong Asset Quality Commercial Loan Count1 Orig. Criticized & Classified Loans to Total Orig. Loans2 Criticized Classified 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 3Q14 4Q14 1Q15 2Q15 3Q15 4.36% 4.17% 3.89% 3.70% 3.33% 2.49% 2.34% 2.40% 2.29% 2.19% 4Q12 4Q13 4Q14 3Q15 2,500 2,000 1,500 1,000 500 0 $1M to $5M $5M to $10M $10M to $20M > $20M 1. Multiple loans to one borrower have not been aggregated for purposes of this chart 2. Excludes acquired loans that are marked to market at acquisition 33 40 33 25 2,035 1,992 1,953 1,841 187 189 166 150 387 393 35 0 315

16 C&I CRE $15 $12 $9 $6 $3 $0 4Q14 1Q15 2Q15 3Q15 $5.8 $5.8 $5.8 $6.0 $8.1 $8.3 $8.3 $8.3 Continued Momentum in Loan Growth Average Commercial Loans ($B) Average Consumer Loans ($B) ▪ 5% annualized increase in average loans QOQ ▪ Average C&I balances increased 10% annualized from prior quarter ▪ Period-end C&I balances increased 7% annualized QOQ ▪ Continued strength in indirect auto lending platform; 10th consecutive quarter of HELOC growth Notes: Growth rates are annualized Residential RE Home Equity Other Consumer Credit Card Indirect Auto $10 $8 $6 $4 $2 $0 4Q14 1Q15 2Q15 3Q15 $3.4 $3.3 $3.3 $3.3 $2.9 $2.9 $3.0 $3.0 $0.3 $0.3 $0.3 $0.3 $0.3 $0.3 $0.3 $0.3 $2.1 $2.2 $2.2 $2.3 $9.0 $9.1 $9.1 $9.2 $13.9 $14.1 $14.1 $14.2 5% 4%

17 Commercial Banking QOQ Commercial Growth by Region QOQ Commercial Growth by Business Unit 50% 40% 30% 20% 10% 0% -10% NY WPA EPA NE Tri-State Other* 4% 1% (4)% 11% 43% 10% $6.2 $2.0 $2.5 $2.5 $0.8 $0.5 $4.3 $2.7 $4.5 $1.1 $0.5 $1.5 Average Loan Balances (billions) Average Loan Balances (billions) Notes: Average balances. Growth rates are annualized. Balances include small business loans that roll up into retail segment *Includes capital markets and community development lending 50% 40% 30% 20% 10% 0% -10% Middle Market Business Banking CRE Equipment Finance Capital Markets Other 3% (5)% 4% 6% 9% 36%

Consumer Finance

	($ in millions)	2Q15	3Q15	QOQ Change
Indirect Auto	Period end balance	$2,256	$2,331	13%
	Origination Volume	$273.3	$300.1	10%
	Origination Yield	3.38%	3.42%	4 bps
	# of dealers	1,284	1,295	1%
	% units used	68%	67%	(1)%
Credit Cards	Period end loan balance	$305	$306	1%
	Purchase Volume	$246	$245	—%
	Interchange fee income	$4.8	$4.8	—%
	Total active accounts (units)	155,527	155,723	—%
Residential Mortgage	Total Closed Volume	$408	$381	(7)%
	Retail Closed Volume	$303	$296	(2)%
	Purchase Volume	$229	$274	20%
	HFS Lock Volume	$227	$195	(14)%
	Application Volume	$639	$469	(27)%

- **Indirect Auto**
  - Net origination yield of 3.42%, 4 bps higher than 2Q15 and +58 bps YOY
  - $300.1 million in originations in 3Q15, up 10% from 2Q15
    - Average FICO of 751 on new originations during the quarter, compared to 749 in 2Q15
    - 67% of originations are for used vehicles at new car dealers, compared to 68% for 2Q15
- **Credit cards**
  - Purchase volume consistent with typical 3Q trends
  - Continued focus in building the balance sheet through origination, activation, and usage campaigns
- **Residential Lending**
  - Closed volume declined 7% QOQ; 78% originated through retail channels
  - Purchase volumes accounted for 72% of total production in quarter; purchase volume up 20% QOQ
  - Application volumes down QOQ reflecting shift away from refinance

Note: Balance growth rates are annualized

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19 Non-GAAP Measures Non-GAAP Measures – This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). The Company believes that these non-GAAP financial measures provide a meaningful comparison of the underlying operational performance of the Company, and facilitate investors’ assessments of business and performance trends in comparison to others in the financial services industry. In addition, the Company believes the exclusion of these non-operating items enables management to perform a more effective evaluation and comparison of the Company’s results and to assess performance in relation to the Company’s ongoing operations. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP disclosures are used in this presentation, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this Appendix.

20 GAAP to non-GAAP Measures Quarter ended Quarter ended (in thousands) September 30, 2015 June 30, 2015 Computation of pre-tax,pre-provision income: Net interest income $ 263,491 $ 263,110 Noninterest income 83,443 86,607 Noninterest expense (245,433) (247,899) Pre-tax, pre-provision income (loss) (GAAP) $ 101,501 $ 101,818 Computation of Average Tangible Common Equity: Total average stockholders' equity $ 4,149,635 $ 4,145,334 Less: Average goodwill and other intangibles (1,402,138) (1,407,946) Less: Average preferred stockholders' equity (338,002) (338,002) Average tangible common equity $ 2,409,495 $ 2,399,386